SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the
     Commission Only (as
     permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant
     to Sec. 240.14a-11(c) or
     Sec. 240.14a-12

  Fidelity Investment Trust

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below
     per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     (1)  Title of each class of
          securities to which
          transaction applies:

     (2)  Aggregate number of
          securities to which
          transaction applies:

     (3)  Per unit price or other
          underlying value of
          transaction
          computed pursuant to Exchange
          Act Rule 0-11:

     (4)  Proposed maximum aggregate
          value of transaction:

     (5)  Total Fee Paid:

[ ]  Fee paid previously with
     preliminary materials.

[ ]  Check box if any part of the
     fee is offset as provided by
     Exchange Act Rule 0-11(a) (2)
     and identify the filing for
     which the offsetting fee was
     paid previously.  Identify the
     previous filing by
     registration statement
     number, or the Form or
     Schedule and the date of
     its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or
          Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY
           FRANCE FUND Board of
           Trustees recommends on THE
           PROPOSAL, press 1 now.


Closing A  You voted as the Board of
           Trustees recommended FOR THE
           PROPOSAL affecting your
           fund.  If correct, press 1.
           If incorrect, press 0.


Speech 3   To vote on THE proposal
           separately, press 0 now.


Speech 4   Proposal 1:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Closing B  You voted as follows;
           Proposal 1: For,
           Against, Abstain...
           If this is correct, Press 1
           now:  If incorrect, Press 0


Speech 5   If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 6   Thank you for voting.



           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY
           GERMANY FUND Board of
           Trustees recommends on THE
           PROPOSAL, press 1 now.


Closing A  You voted as the Board of
           Trustees recommended FOR THE
           PROPOSAL affecting your
           fund.  If correct, press 1.
           If incorrect, press 0.


Speech 3   To vote on THE proposal
           separately, press 0 now.


Speech 4   Proposal 1:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Closing B  You voted as follows;
           Proposal 1: For,
           Against, Abstain...
           If this is correct, Press 1
           now:  If incorrect, Press 0


Speech 5   If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 6   Thank you for voting.



           SHAREHOLDER HEARS THIS SCRIPT


Speech 1   Welcome.  Please enter the
           control number located on
           the upper portion of your
           proxy card.


Speech 2   To vote as the FIDELITY
           UNITED KINGDOM FUND Board of
           Trustees recommends on THE
           PROPOSAL, press 1 now.


Closing A  You voted as the Board of
           Trustees recommended FOR THE
           PROPOSAL affecting your
           fund.  If correct, press 1.
           If incorrect, press 0.


Speech 3   To vote on THE proposal
           separately, press 0 now.


Speech 4   Proposal 1:
           To vote FOR, press 1;
           AGAINST, press 9, ABSTAIN,
           press 0


Closing B  You voted as follows;
           Proposal 1: For,
           Against, Abstain...
           If this is correct, Press 1
           now:  If incorrect, Press 0


Speech 5   If you have received more
           than one proxy card, you
           must vote each card
           separately.  If you would
           like to vote another proxy,
           press 1 now.  To end this
           call, press 0.


Speech 6   Thank you for voting.